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
                                                                                         -------------------------
                                                 American Legacy(R)                      The Lincoln National Life
[LOGO] American Funds(SM)                     Shareholder's Advantage                        Insurance Company
                             Shareholder's Advantage is a variable annuity contract.       Fort Wayne, Indiana
                                                                                         -------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Rights of Accumulation (If additional space is needed, use Section 13.)

 [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are: __________________ __________________

 [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under age 21):

    Account no.                                  Name                            SSN
    -------------------------------------------  -----------------------------   -----------------------------

    Account no.                                  Name                            SSN
    -------------------------------------------  -----------------------------   -----------------------------

1b Contract Owner    Maximum age of Contract Owner is 90.
    _______________________________________________         Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name or trust name*

    _______________________________________________         Date of birth [_][_] [_][_] [_][_]  [_] Male   [_] Female
    Street address                                                         Month  Day    Year

    _______________________________________________         Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
    City                     State        ZIP

    _______________________________________________         Date of trust*[_][_] [_][_] [_][_]  Is trust revocable?*
    Trustee name*                                                          Month  Day    Year    [_] Yes  [_] No
                                                            *This information is required for trusts.

1c Joint Contract Owner    Maximum age of joint Contract Owner is 90.

                                                            Social Security number     [_][_][_]-[_][_]-[_][_][_][_]

    _______________________________________________                                              [_] Male   [_] Female
    Full legal name
                                                            Date of birth [_][_] [_][_] [_][_]
                                                                           Month  Day    Year    [_] Spouse [_] Non-Spouse

2a  Annuitant    (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 90.

     _______________________________________________         Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name

    _______________________________________________         Date of birth [_][_] [_][_] [_}[_]  [_]Male   [_]Female
    Street address                                                         Month  Day    Year

    _______________________________________________         Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
    City                     State        ZIP

   2b Contingent Annuitant    Maximum age of Contingent Annuitant is 90.

    _______________________________________________         Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name

3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

    _______________________________________________________    ______________________________  __________________   ___________%
    Full legal name or trust name* [_]Primary [_]Contingent    Relationship to Contract Owner   SSN/TIN

    _______________________________________________________    ______________________________  __________________   ___________%
    Full legal name or trust name* [_]Primary [_]Contingent    Relationship to Contract Owner   SSN/TIN

    _______________________________________________________    ______________________________  __________________   ___________%
    Full legal name or trust name* [_]Primary [_]Contingent    Relationship to Contract Owner   SSN/TIN

    _______________________________________________________ Date of Trust* [_][_] [_][_] [_][_]        Is trust revocable?*
    Executor/Trustee name*                                                  Month  Day    Year           [_] Yes   [_] No
                                                            *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

4  Type of American Legacy Contract

   Nonqualified:  [_] Initial Contribution OR [_] 1035 Exchange
   Tax-Qualified (must complete plan type):  [_] Initial Contribution, Tax Year _______ OR [_] OR [_] Transfer Rollover
   Plan Type (check one): [_]Roth IRA [_] Traditional IRA  [_] Non-ERISA 403(b)* (transfer only)

                                                            *Indicate plan year-end: [_][_] [_][_]
                                                                                      Month  Day
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5a  Allocation (This section must be completed.)                  5b Dollar Cost Averaging (Complete only if electing DCA.)

    Initial minimums:                                               $1,500 minimum required in the Holding Account
       Nonqualified/403(b): $1,500       Qualified: $300            ----------------------------------------------------------------
                                                                    Total amount to DCA:      $ _______________
    Future contributions will follow the allocation below. If
    DCA option is selected, the entire amount of each future                OR
    contribution will follow the allocation in Section 5b.
                                                                    MONTHLY amount to DCA:    $ _______________
    If no allocations are specified in Section 5a or 5b, the        ----------------------------------------------------------------
    entire amount will be allocated to the Cash Management Fund,    OVER THE FOLLOWING PERIOD:  _______________
    pending instructions from the Contract Owner.                                                MONTHS (6-60)

                                                                    ----------------------------------------------------------------
    -------------------------------------------------------         FROM THE FOLLOWING HOLDING ACCOUNT (check one):
    Please allocate my contribution of:
                                                                    [_] DCA Fixed Account
    $ ___________________   OR $ __________________________         [_] Cash Management Fund*
      Initial contribution       Approximate amount                 [_] U.S. Govt./AAA-Rated Securities Fund*
                                 from previous carrier
    -------------------------------------------------------         ----------------------------------------------------------------
    INTO THE FUND(S) BELOW                                          INTO THE FUND(S) BELOW
    -------------------------------------------------------         ----------------------------------------------------------------
    Use whole percentages                                           Use whole percentages
                                                                                                          *The DCA Holding Account
                                                                                                           and the DCA fund elected
    _______%   Global Discovery Fund                                __________%   Global Discovery Fund    cannot be the same.

    _______%   Global Growth Fund                                   __________%   Global Growth Fund

    _______%   Global Small Capitalization Fund                     __________%   Global Small Capitalization Fund

    _______%   Growth Fund                                          __________%   Growth Fund

    _______%   International Fund                                   __________%   International Fund

    _______%   New World Fund                                       __________%   New World Fund

    _______%   Blue Chip Income and Growth Fund                     __________%   Blue Chip Income and Growth Fund

    _______%   Growth-Income Fund                                   __________%   Growth-Income Fund

    _______%   Asset Allocation Fund                                __________%   Asset Allocation Fund

    _______%   Bond Fund                                            __________%   Bond Fund

    _______%   High-Yield Bond Fund                                 __________%   High-Yield Bond Fund

    _______%   U.S. Govt./AAA-Rated Securities Fund                 __________%   U.S. Govt./AAA-Rated Securities Fund*

    _______%   Cash Management Fund                                 __________%   Cash Management Fund*

    _______%   DCA Fixed Account (must complete 5b)                 ==========%   Total(must = 100%)

    =======%   Total (must = 100%)                                  ----------------------------------------------------------------
    -------------------------------------------------------            Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
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 5c  Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

 6   Death Benefit Option

     If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.

     [_] I/We hereby elect the Estate Enhancement Benefit+ rider, which includes the Enhanced Guaranteed Minimum Death Benefit.

     +The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable) and Annuitant are all under age 76.

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7    Automatic Withdrawals $10,000 minimum account balance required.

    ----------------------------------------------------------------------------------------------------------------
     [_]  Please provide me with automatic withdrawals totaling ____%  of total contract value or $___________
          (minimum $50 per distribution/$300 annually), payable as follows:

     [_]  Monthly   [_] Quarterly   [_] Semi-annually   [_] Annually    Begin withdrawals in  [_][_]   [_][_][_][_]
                                                                                              Month        Year
    ----------------------------------------------------------------------------------------------------------------
     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [_] Do withhold taxes  Amount to be withheld ______% (must be at least 10%)  [_] Do not withhold taxes

     PAYMENT    [_] Direct deposit      [_] Checking (attach a voided check) OR    [_] Savings (attach a deposit slip)
     METHOD:
                    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ______________________________________________________________________________________________________
                    Bank name                                                                      Bank telephone number

                [_] Send check to address of record     [_] Send check to the following alternate address:

                                                            _______________________________________________________________

                                                            _______________________________________________________________

8    Automatic Bank Draft

     ______________________________________________________________   _____________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ______________________________________________________________________________________________________________________
     Bank name                                                                     Bank telephone number

     $____________________________
      Monthly amount                   Automatic bank draft start date:    [_][_]    [_][_]     [_][_]
                                                                           Month    Day(1-28)    Year

     [_] Checking (attach a voided check)  OR   [_] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

9    Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc., and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?       [_] Yes     [_] No
     Will the proposed contract replace any existing annuity or life insurance?     [_] Yes     [_] No
     (Attach a state replacement form if required by the state in which the application is signed.)

_____________________________________________________________________________________________________________________________
Company name

_________________________________________________________________________    ________________________________________________
Plan Name                                                                       Year issued

Fraud Warning

Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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11 Signatures

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage and American Funds Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application. I/We must inform my/our financial adviser or Lincoln Life if I/we qualify for a reduction in sales charge.

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   ____________________________________________________________________________
   Signed at city                       State                                    Date [_][_] [_][_] [_][_]
                                                                                       Month   Day   Year
   ___________________________________  _______________________________________
   Signature of Contract Owner          Joint Contract Owner (if applicable)

   ____________________________________________________________________________
   Signed at city                       State                                    Date [_][_] [_][_] [_][_]
                                                                                       Month   Day   Year
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   ____________________________________________________________________________
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
   =============================================================================
      THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
                    FINANCIAL ADVISER. Please type or print.
   =============================================================================

12 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [_] No  [_] Yes   If yes, please list the insurance in force on
   the life of the proposed Contract Owner(s) and Annuitant(s):
   (Attach a state replacement form if required by the state in which the application is signed.)

   ______________________________________________________________ $____________
   Company name                                 Year issued        Amount

13 Additional Remarks

   _____________________________________________________________________________

14 American Funds/American Legacy Total Account Value (For Rights of
   Accumulation purposes.)


   My client owns a total of $___________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

15 Dealer Information  Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in
                       Section 13.

   [_] Income4Life(SM) Solution -- complete Form 30350AL (nonqualified) or Form
       30350Q-AL (qualified)
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   ____________________________________________________________________________  [_][_][_] [_][_][_]-[_][_][_][_]
   Registered representative's name (print as it appears on NASD licensing       Registered representative's telephone number

   ____________________________________________________________________________  [_][_][_]-[_][_]-[_][_][_]
   Client account number at dealer  (if applicable)                              Registered representative's SSN
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   _____________________________________________________________________________
   Dealer's name

   _____________________________________________________________________________
   Branch address                   City                    State         ZIP
   [_] CHECK IF BROKER CHANGE OF ADDRESS     Rep Code at Firm __________________

16 Representative's Signature

   The representative hereby certifies that he/she witnessed the signature(s) in
   Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

   _____________________________________________________________________________
   Signature

                          Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
[LOGO] American Funds(SM)
                                                      By Express Mail:
                          Lincoln Life                Lincoln Life
                          P.O. Box 2348               Attention: American Legacy
                                                                 Operations
                          Fort Wayne, IN 46801-2348   1300 South Clinton Street
                                                      Fort Wayne, IN 46802
                          If you have any questions regarding this application, call Lincoln Life at 800 443-8137.

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